EXHIBIT 99.1

ROWAN COMPANIES, INC.
OFFSHORE RIG FLEET AND CONTRACT STATUS
As of October 25, 2006

OFFSHORE RIGS						Contract Status
		Depth (feet)		Year in			Day Rate	Estimated
Name	Class	Water	Drilling	Service	Location	Customer	(in thousands)	Duration	Comments
Cantilever Jack-up Rigs:
240C #2	240-C	400	35,000	2009	TBD	TBD	TBD	TBD	Rig planned for construction, with delivery expected in early 2009.
240C #1	240-C	400	35,000	2008	TBD	TBD	TBD	TBD	Rig currently under construction, with delivery expected during 2nd Q 2008.
J.P. Bussell	225-C	300	35,000	2007	TBD	TBD	TBD	TBD	Rig currently under construction, with delivery expected during 3rd Q 2007.
Hank Boswell	225-C	300	35,000	2006	Gulf of Mexico	Maritech	Mid 160s	December 2006	Rig commenced operations in GOM on September 27, 2006.
					Middle East	Saudi Aramco	Low 190s	March 2011
Day rate includes estimated amortization of related mobilization/modification revenues starting in
March 2007; no revenues will be recorded during December-March mobilization/modification period (estimated 90-120 days, including +/- 30 days during 4th Q 2006).

Bob Keller	225-C	300	35,000	2005	Gulf of Mexico	El Paso	Low 170s	January 2007	Rig incurred approximately 2 days of 3rd Q 2006 downtime due to equipment repairs.
Scooter Yeargain	225-C	300	35,000	2004	Gulf of Mexico	Apache	Low 160s	December 2006
					Middle East	Saudi Aramco	Low 190s	March 2011
Day rate includes estimated amortization of related mobilization/modification revenues starting in
March 2007; no revenues will be recorded during December-March mobilization/modification period (estimated 105-135 days, including +/- 45 days during 4th Q 2006).

Bob Palmer	224-C	550	35,000	2003	Gulf of Mexico	Dominion	Mid 170s	December 2006	Rig incurred approximately 9 days of 3rd Q 2006 downtime due to equipment inspections.
					Gulf of Mexico	BP	Low 220s	January 2009
Rowan Gorilla VII	219-C	400	35,000	2002	North Sea	Maersk	Mid 250s	September 2007	Rig incurred approximately 8 days of 3rd Q 2006 downtime due to equipment repairs.
Rowan Gorilla VI	219-C	400	35,000	2000	E. Canada	Husky	Low 200s	December 2006
					North Sea	Talisman	Mid 280s	November 2007
Base day rate is shown, exclusive of mobilization revenues; ultimate rate depends upon operating area. No revenues will be recorded during November-January mobilization period (estimated 30-45 days, including +/- 30 days during 4th Q 2006).

					North Sea	BG	Mid 260s	May 2008	Base day rate is shown, exclusive of mobilization revenues; ultimate rate depends upon operating area.
Rowan Gorilla V	219-C	400	35,000	1998	North Sea	Total Elf	Mid 130s	April 2007	Rig incurred approximately 4 days of 3rd Q 2006 downtime due to equipment repairs.
					North Sea	Total Elf	Mid 170s	November 2008
Rowan Gorilla IV	200-C	450	35,000	1986	Gulf of Mexico	Newfield	Low 160s	October 2006
					Gulf of Mexico	Arena	Mid 180s	February 2007
Rowan Gorilla III	200-C	450	30,000	1984	Trinidad	EOG Trinidad	High 180s	September 2007	Rig incurred approximately 12 days of 3rd Q 2006 downtime in advance of mobilization from GOM.
					Trinidad	Petro-Canada	Low 250s	April 2008
Rowan Gorilla II	200-C	450	30,000	1984	Gulf of Mexico	Apache	Low 160s	December 2006	Rig incurred approximately 18 days of 3rd Q 2006 downtime due to equipment repairs and inspections.
Rowan-California	116-C	300	30,000	1983	Middle East	Saudi Aramco	Mid 110s	April 2009
Cecil Provine	116-C	300	30,000	1982	Gulf of Mexico	Apache	Mid 150s	October 2006
Gilbert Rowe	116-C	350	30,000	1981	Gulf of Mexico	Shipyard		November 2006	Rig entered GOM shipyard on August 19, 2006 in preparation for 2-year Qatar assignment.
					Middle East	Maersk	Low 190s	January 2009
Day rate includes estimated amortization of related mobilization/modification revenues starting in
January 2007; no revenues are recorded during August-January mobilization/modification period (estimated 135-150 days, including 43 days during 3rd Q 2006 and all of 4th Q 2006).

Arch Rowan	116-C	350	30,000	1981	Middle East	Saudi Aramco	Mid 110s	April 2009	Rig incurred approximately 14 days of 3rd Q 2006 downtime due to equipment repairs.
Charles Rowan	116-C	350	30,000	1981	Middle East	Saudi Aramco	Mid 110s	April 2009
Rowan-Paris	116-C	350	30,000	1980	Gulf of Mexico	Shipyard		November 2006	Rig entered GOM shipyard on August 31, 2006 in preparation for 2-year Qatar assignment.
					Middle East	Maersk	Low 190s	January 2009
Day rate includes estimated amortization of related mobilization/modification revenues starting in
January 2007; no revenues are recorded during August-January mobilization/modification period (estimated 125-140 days, including 31 days during 3rd Q 2006 and all of 4th Q 2006).

Rowan-Middletown	116-C	350	30,000	1980	Middle East	Saudi Aramco	Mid 110s	April 2009
Conventional Jack-up Rigs:
Rowan-Juneau	116	300	30,000	1977	Gulf of Mexico	Newfield	Low 100s	November 2006	Rig incurred approximately 9 days of 3rd Q 2006 downtime due to equipment inspections.
Rowan-Alaska	84	350	30,000	1975	Gulf of Mexico	Newfield	Low 140s	November 2006
Rowan-Louisiana	84	350	30,000	1975	Gulf of Mexico	TBD	TBD	TBD	Rig is undergoing repairs following 2005 hurricane damage; should return to service during 4Q 2006.
Rowan-Anchorage	52	250	20,000	1972	Gulf of Mexico	Inspections/repairs		October 2006	Rig is expected to return to service by early November 2006.

Rig Class denotes LeTourneau, Inc. hull number. 200-C is a Gorilla class unit designed for extreme hostile environment capability. 219-C is a Super Gorilla class unit, an enhanced version of the Gorilla class. 224-C is a Super Gorilla XL design.  225-C is a Tarzan Class unit. 240-C is LeTourneau's latest jack-up design.

ROWAN HEREBY ADVISES THAT THE TABLE SET FORTH ABOVE MAY CONTAIN INACCURATE, INCOMPLETE AND/OR INCORRECT INFORMATION AND IS SUBJECT TO CHANGE AT ANY TIME.
THE INFORMATION SHOULD NOT BE RELIED UPON FOR ANY PURPOSE, AND ROWAN HEREBY DISCLAIMS ANY LIABILITY RELATING TO THE USE OF THE INFORMATION SET FORTH ABOVE.

This report contains forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements as to the expectations, beliefs and future expected financial performance of the Company that are based on current expectations and are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected by the Company. Relevant factors have been disclosed in the Company's filiings with the U. S. Securities and Exchange Commission.